Exhibit 99.1

AMENDED AND RESTATED BYLAWS

99¢ ONLY STORES
(a California corporation)

ARTICLE I

CORPORATE OFFICES

Section 1.               PRINCIPAL EXECUTIVE OFFICE.  The principal executive office of the corporation is hereby fixed and located at:

4000 East Union Pacific Avenue
City of Commerce, California  90023

The Board is hereby granted full power and authority to change the principal executive office from one location to another.  Any such change shall be noted in the Bylaws opposite this Section, or this Section may be amended to state the new location.

Section 2.              OTHER OFFICES.  Branch or subordinate business offices may at any time be established by the Board at any place or places.

ARTICLE II

SHAREHOLDERS’ MEETINGS

Section 1.              PLACE OF MEETINGS.  Meetings of the shareholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of California as may from time to time be designated for that purpose by the Board.

Section 2.             ANNUAL MEETINGS.  The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board.  At the annual meeting the shareholders shall elect directors, consider reports of the affairs of the corporation, and transact any other proper business.

Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board or (c) by any shareholder of the corporation who (i) was a shareholder of record at the time of the giving of notice provided for in Section 5 of this Article and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in Section 5 of this Article as to such business or nomination; compliance with clause (c) shall be required for a shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the corporation’s notice of meeting) before an annual meeting of shareholders.  Without qualification, for any nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to clause (c), the shareholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for shareholder action.

Section 3.             SPECIAL MEETINGS.  Special meetings of the shareholders for the purpose of taking any action which the shareholders are permitted to take under the General Corporation Law of the State of California (herein, as the same may from time to time hereafter be amended, referred to as the “General Corporation Law”) may be called at any time by the Chairman of the Board, the Chief Executive Officer or the President, or by the Board, or by any Vice President, or by one or more shareholders entitled to cast not less than 10 percent of the votes of the meeting.  Upon request in writing to the Chairman of the Board, Chief Executive Officer, President, Vice President or Secretary by any person (other than the Board) entitled to call a special meeting of shareholders that a special meeting will be held for any proper purpose (such request, if sent by one or more shareholders, to include the information required by Section 5 of this Article), the officer receiving the request shall forthwith cause notice to be given to the shareholders entitled to vote that a meeting will be held and, in connection therewith, establish the place and, subject to Section 601(c) of the General Corporation Code, the date (which shall be not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request) and hour of such meeting.  Within five (5) days after receiving such a written request from one or more shareholders of the corporation, the Chief Executive Officer shall determine whether the shareholder(s) requesting a special meeting have satisfied the requirements for such a call and notify the requesting party or parties of his findings.  If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice.

Any shareholder or shareholders seeking to call a special meeting shall provide, to the extent applicable, information comparable to that required for advance notice for an annual meeting, as provided in Section 5 of this Article, in any request made pursuant to this Section.

Any shareholder or shareholders seeking to bring alternate proposals (including nominations of persons for election to the Board) relating to the business to be transacted at a special meeting of which notice has been given shall provide, to the extent applicable, information comparable to that required for advance notice for an annual meeting, as provided in Section 5 of this Article, in a written notice addressed to the Secretary and delivered or mailed to and received at the principal executive office of the corporation no later than ten (10) days prior to the date of the special meeting.  Provision of such notice shall be required for a shareholder to make nominations or submit other alternate proposals (other than the initial request to call the meeting and matters properly brought under Rule 14a-8 of the Exchange Act and included in the corporation’s notice of meeting) before a special meeting of shareholders.

Without qualification, for any nominations or any other business to be properly brought before a special meeting by a shareholder, the shareholder must have given timely notice in such shareholder’s request for the special meeting or advance notice as provided in this paragraph, and such business must otherwise be a proper matter for shareholder action.

Section 4.              NOTICE AND REPORTS TO SHAREHOLDERS.  Written notice of each meeting of shareholders, annual or special, shall be given to each shareholder entitled to vote thereat, not less than 10 (or, if sent by third-class mail, 30) nor more than 60 days before the date of the meeting.  The notice of each such annual or special meeting of shareholders shall state the place, the date, and the hour of the meeting, and (1) in the case of a special meeting, the general nature of the business to be transacted at the meeting (and no other business may be transacted at the meeting), or (2) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action for the shareholders, and any proper matter that may be presented at the meeting for action, provided, however, that the notice shall specify the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction involving an interested director pursuant to Section 310 of the General Corporation Law, (ii) amendment of the Articles of Incorporation pursuant to Section 902 of the General Corporation Law; (iii) a plan of conversion pursuant to Section 1152 of the General Corporation Law, (iv) a reorganization of the corporation pursuant to Section 1201 of the General Corporation Law, (v) voluntary dissolution of the corporation pursuant to Section 1900 of the General Corporation Law, or (vi) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, pursuant to Section 2007 of the General Corporation Law.  The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the corporation for election.

Notice of a shareholders’ meeting or any report shall be given either personally or by first-class mail (or in the case the corporation’s outstanding shares are held of record by 500 or more persons on the record date for the shareholders’ meeting, notice may be sent by third-class mail) or other means of written communication, charges prepaid, addressed to such shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice.  If no such address appears on the corporation’s books or is given, the notice or report shall be deemed to have been given if sent to that shareholder by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.  The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.  An affidavit of mailing of any notice or report in accordance with the provisions of this Section, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation shall be prima facie evidence of the giving of the notice.

If any notice or any report addressed to the shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

Section 5.              ADVANCE NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.  To be timely for purposes of Section 2 of this Article, a shareholders’ notice must be addressed to the Secretary and delivered or mailed to and received at the principal executive office of the corporation no later than seventy-five (75) days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced more than thirty (30) days before or delayed more than sixty (60) days after the first anniversary date of the preceding year’s annual meeting, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made.  In no event will the postponement or adjournment of an annual meeting or the public announcement thereof commence a new time period for the giving of a shareholder’s notice as provided above.

In the case of a request by a shareholder for business not relating to the nomination or election of directors of the corporation to be brought before any annual meeting of shareholders, a shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of securities of the corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and any other direct or indirect economic or voting interests held by the foregoing with respect to the corporation’s securities, including but not limited to derivatives and hedged positions, and (iv) any material interest in such business of such shareholder making the proposal, the beneficial owner, if any, on whose behalf the proposal is made, and any other person or persons (naming such person or persons) with whom such shareholder or beneficial owner may be deemed to be affiliated or acting in concert.

In the case of a nomination by a shareholder of a person for election as a director of the corporation at any annual meeting, a shareholder notice to the Secretary must set forth: (i) the shareholder’s intent to nominate one or more persons for election as a director of the corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of securities of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and by the beneficial owner, if any, on whose behalf the nomination is proposed, and any other direct or indirect economic or voting interests held by the foregoing with respect to the corporation’s securities, including but not limited to derivatives and hedged positions, (iv) a description of all arrangements, understandings or relationships between or among any of (A) the shareholder giving the notice, (B) the beneficial owner, if any, on whose behalf the nomination is made, (C) each nominee, and (D) any other person or persons (naming such person or persons) with whom any of the foregoing may be deemed to be affiliated or acting in concert, including but not limited to direct and indirect compensatory arrangements, other material monetary arrangements, and arrangements pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) a representation that the shareholder is entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with the proxy rules of the U.S. Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable shareholder’s understanding of independence, or lack thereof, of such nominee.

Only such persons who are nominated in accordance with the procedures set forth in this Article shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Article. Except as otherwise provided by law, the Articles of Incorporation of the corporation (the “Articles of Incorporation”) or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Article and, if any proposed nomination or business is not in compliance with this Article, to declare that such defective proposal or nomination shall be disregarded.

For purposes of this Article, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

Section 6.              QUORUM.  A majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders.  The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, unless a vote of a greater number is required by the General Corporation Law or the Articles of Incorporation.

Section 7.              ADJOURNED MEETING AND NOTICE THEREOF.  Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by a vote of a majority of the shares present, either in person or by proxy, but in the absence of a quorum no other business may be transacted at such meeting, except as expressly provided in Section 6 of this Article with respect to the right of the shareholders present at a duly called or held meeting to continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

When any shareholders’ meeting, either annual or special, is adjourned to another time and place, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken; provided, however, that if any such shareholders’ meeting is adjourned for more than 45 days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.              VOTING.  The shareholders entitled to notice of any meeting or to vote at any such meeting shall only be persons in whose names shares stand on the stock records of the corporation on the record date determined in accordance with Section 11 of this Article; provided, however, that if no such record date shall be fixed by the Board, only persons in whose names shares are registered on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or, if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting.

Voting shall in all cases be subject to the provisions of Sections 702 and 704, inclusive, of the General Corporation Law (relating to voting of shares held by fiduciaries, held in the name of the corporation, or held in joint ownership).

The shareholders’ vote may be viva voce or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

Except as otherwise provided in these Bylaws, or unless a vote of a greater number is required by the General Corporation Law or the Articles of Incorporation, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders.

In any uncontested election, candidates receiving the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be elected.  In any election that is not an uncontested election, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, shall be elected; votes against a director and votes withheld shall have no legal effect.  For purposes of these Bylaws, an “uncontested election” means an election of directors of the corporation in which, at the expiration of the time fixed under Sections 3 and 5 of this Article, as applicable, requiring advance notification of director candidates, the number of candidates for election does not exceed the number of directors to be elected by shareholders at that election.

Section 9.              VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.  The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof.  The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that the waiver of notice or consent shall state the general nature of the proposal of any action taken or proposed to be taken with respect to approval of (i) a contract or other transaction involving an interested director pursuant to Section 310 of the General Corporation Law, (ii) amendment of the Articles of Incorporation pursuant to Section 902 of the General Corporation Law, (iii) a plan of conversion pursuant to Section 1152 of the General Corporation Law, (iv) a reorganization of the corporation pursuant to Section 1201 of the General Corporation Law, (v) voluntary dissolution of the corporation pursuant to Section 1900 of the General Corporation Law, or (vi) a distribution and dissolution other than in accordance with the rights of outstanding preferred shares, if any, pursuant to Section 2007 of the General Corporation Law.  If such statement is not included in such written waiver of notice or consent, then any shareholder approval at the meeting, other than unanimous approval of those entitled to vote, to any such matters shall be invalid.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at the meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of any matter legally required to be included in the notice of meeting, but not so included, if that objection is expressly made at the meeting and before any vote is taken on such matter.

Section 10.            PROXIES.  Every person entitled to vote shares shall have the right to do so either in person or by one or more persons authorized by a written proxy executed by such shareholder or his duly authorized agent and filed with the Secretary of the corporation.  Any proxy duly executed which does not state that it is irrevocable shall continue in full force and effect until (i) an instrument revoking it is filed with the Secretary of the corporation or a duly executed proxy bearing a later date is presented to the meeting prior to the vote pursuant thereto, (ii) as to any meeting, the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no proxy shall be valid after the expiration of 11 months from the date of its execution, unless otherwise provided in the proxy.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and Section 705(f) of the General Corporation Law.

Section 11.            INSPECTORS OF ELECTION.  In advance of any meeting of shareholders, the Board may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof.  If no inspectors of election are so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting.  The number of inspectors shall be either one or three.  If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present in person or by proxy shall determine whether one or three inspectors are to be appointed.  In case any person appointed as inspector fails to appear or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder’s proxy shall, be filled by appointment by the Board in advance of the meeting, or at the meeting by the chairman of the meeting.

The duties of such inspector shall be as prescribed by Section 707 of the General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and performing such acts as may be proper to conduct the election or vote with fairness to all shareholders.  If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

Section 12.            RECORD DATE.  The Board may fix, in advance, a record date for the determination of the shareholders entitled to notice of any meeting or to vote thereat, to receive any dividend or distributions or any allotment of rights, or to exercise rights in respect of any other lawful action.  The record date so fixed shall be not more than 60 days nor less than 10 days prior to the date of any meeting nor more than 60 days prior to any other event for the purposes of which it is fixed.  When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to receive dividends, distributions or allotments of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.  The Board shall fix a new record date if a shareholders’ meeting, annual or special, is adjourned for more than 45 days.

ARTICLE III

DIRECTORS

Section 1.              POWERS.  Subject to the provisions of the General Corporation Law and any limitations in the Articles of Incorporation and these Bylaws as to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate power shall be exercised by or under the direction of the Board.  The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other persons, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.  Without prejudice to such powers, but subject to the same limitation, it is hereby expressly declared that the directors shall have the following powers in addition to other powers enumerated in these Bylaws:

(a)           To select and remove all officers, agents and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and with these Bylaws; fix their compensation; and require from them security for faithful service;

(b)           To conduct, manage and control the affairs and business of the corporation, and to make rules and regulations therefor consistent with law, with the Articles of Incorporation and with these Bylaws;

(c)           To change the principal executive office or the principal business office in the State of California from one location to another; to fix and locate from time to time one or more other offices of the corporation within or without the State of California; to cause the corporation to be qualified to do business and to conduct business in any other state, territory, dependency or country; and to designate any place within or without the State of California for the holding of any shareholders’ meeting or meetings, including annual meetings;

(d)           To adopt, make and use a corporate seal; to prescribe the forms and certificates of stock; and to alter the form of the seal and certificates;

(e)           To authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful; and

(f)            To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities therefor.

Section 2.              NUMBER AND QUALIFICATIONS.  The number of directors constituting the entire Board shall be not less than seven (7) nor more than eleven (11) as fixed from time to time by a duly adopted resolution of the Board; provided, however, that an amendment to the Articles or a Bylaw reducing the number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting to its adoption in the case of action by written consent are equal to more than 16-2/3% of the outstanding shares entitled to vote; and provided further that the number of directors constituting the entire Board shall be seven until otherwise fixed by a duly adopted resolution of the Board.

Section 3.             ELECTION AND TERM OF OFFICE.  The directors shall be elected at each annual meeting of the shareholders but if such annual meeting is not held or the directors are not elected thereat, the directors may be elected at a special meeting of shareholders held for that purpose.  Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.  Notwithstanding the foregoing, if an incumbent director fails, in an uncontested election, to receive the vote required to be elected in accordance with Section 8 of Article II, then, unless the incumbent director has earlier resigned, the term of such incumbent director shall end on the date that is the earlier of ninety (90) days after the date on which the voting results are determined pursuant to Section 707 of the General Corporation Law or the date on which the Board selects a person to fill the office held by that director in accordance with the procedures set forth in these Bylaws and, except to the extent otherwise provided in these Bylaws, Section 305 of the General Corporation Law.

Section 4.              VACANCIES.  A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later date for the effectiveness of such resignation.  If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

Vacancies in the Board (other than a vacancy created by the removal of a director) may be filled by a majority of the remaining directors, though less than a quorum, at a duly held meeting or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director’s successor has been elected; subject, however, to the right of any shareholder or shareholders of the corporation holding at least 5% in the aggregate of the outstanding voting shares of the corporation, in accordance with the provisions of Section 305(c) of the General Corporation Law, to a special meeting to elect the entire Board in the event that after the filling of any such vacancy by the directors, the directors elected by the shareholders shall constitute less than a majority of the directors then in office.  Notwithstanding the foregoing, if a director so elected is an incumbent director in an uncontested election who has failed to receive the vote required to be elected in accordance with Section 8 of Article II, the term of his or her office as a director shall expire in accordance with Section 3 of this Article.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, and shall have the right, to the exclusion of the directors, to fill any vacancy or vacancies created by the removal of one or more directors.  The election of any director or directors to fill a vacancy or vacancies created by the removal of one or more directors shall require the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or the unanimous written consent of all shares entitled to vote for the election of directors.

No reduction of the authorized number of directors shall have the effect of removing any directors prior to the expiration of his term of office.

Subject to the provisions of Section 303(a) of the General Corporation Law, any or all of the directors may be removed from office, without cause, if such removal is approved by a vote of a majority of the outstanding shares entitled to vote.

Section 5.              PLACE OF MEETING.  Regular and special meetings of the Board shall be held at any place within or without the State of California which has been designated from time to time by resolution of the Board.  In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.

Section 6.              REGULAR MEETINGS.  Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting at the place of that annual meeting or at such other place as shall be fixed by the Board for the purpose of organization, election of officers and the transaction of other business.

Other regular meetings of the Board shall be held without call at such time and place as the Board may from time to time deem appropriate; provided, however, should the day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day.  Call and notice of regular meetings of the Board are hereby dispensed with.

Section 7.              SPECIAL MEETINGS.  Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or by any two directors.

Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone or by telegraph or mail, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held.  In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal executive office of the corporation is located at least four days prior to the time of the holding of the meeting.  In case such notice is delivered personally or by telephone or telegraph, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting.  The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the corporation, or the purpose of the meeting.

Section 8.              QUORUM AND REQUIRED VOTE.  Presence of a majority of the authorized number of directors at a meeting of the Board constitutes a quorum for the transaction of business, except to adjourn as hereinafter provided.  Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, and such members shall be considered present in person, as long as all members participating in such meeting can hear one another.  Subject to the provisions of Section 5(a) of Article V of these Bylaws, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director or directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

Section 9.              VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.  The transactions of any meeting of the Board, however called and noticed or wherever held, shall be as valid as though made or performed at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement protested the lack of proper notice to such director, signs a written waiver of notice or a consent to holding such meeting or approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 10.             ADJOURNMENT.  A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place.  Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place is fixed at the meeting adjourned; provided, however, that if the meeting is adjourned for more than 24 hours, notice of adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 11.             ACTION WITHOUT MEETING.  Any action by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action.  Such written consent or consents shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of the Board.

Section 12.             FEES AND COMPENSATION.  Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board.

Section 13.            COMMITTEES.  The Board may appoint one or more committees, each consisting of two or more directors, and delegate to such committees any of the authority of the Board except with respect to:

(a)           The approval of any action for which the General Corporation Law, the Articles of Incorporation or these Bylaws also require shareholders’ approval or approval of the outstanding shares;

(b)           The filling of vacancies on the Board or on any committee;

(c)           The fixing of compensation of the directors for serving on the Board or on any committee;

(d)           The amendment or repeal of Bylaws or the adoption of new Bylaws;

(e)           The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

(f)            A distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the Board; and

(g)           The appointment of other committees of the Board or the members thereof.

Any such committee must be designated by resolution adopted by a majority of the authorized number of directors and may be designated an Executive Committee or by such other name as the Board shall specify.  The appointment of members and alternate members of any such committee shall require the affirmative vote of a majority of the authorized number of directors.  The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted.  In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted.  Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board.  Minutes shall be kept of each meeting of each committee.

ARTICLE IV

OFFICERS

Section 1.             OFFICERS.  The officers of the corporation shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer.  The corporation may also have, at the discretion of the Board, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article.  Any number of offices may be held by the same person.

Section 2.              ELECTION OF OFFICERS.  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

Section 3.              SUBORDINATE OFFICERS.  The Board may appoint, and may empower the Chief Executive Officer to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

Section 4.              REMOVAL AND RESIGNATION OF OFFICERS.  Without prejudice to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.               VACANCIES IN OFFICES.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

Section 6.              CHAIRMAN OF THE BOARD.  The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board.  If there is no Chief Executive Officer, the Chairman of the Board shall in addition be Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article.

Section 7.              CHIEF EXECUTIVE OFFICER.  Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall be the General Manager and Chief Executive Officer of the corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the corporation.  The Chief Executive Officer shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board.  The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of chief executive officer and general manager of a corporation, and shall have such other powers and duties as may be prescribed by the Board.

Section 8.              PRESIDENT.  In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.  The President shall have such other powers and perform such other duties as from time to time may be prescribed by the Board or the Chairman of the Board.

Section 9.              VICE PRESIDENTS.  In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board, shall perform all the duties of the Chief Executive Officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, the Chief Executive Officer or the Chairman of the Board.

Section 10.            SECRETARY.  The Secretary shall keep, or cause to be kept, at the principal executive office or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at shareholders’ meetings, and the proceedings.

The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of share held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required by the Bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

Section 11.            CHIEF FINANCIAL OFFICER.  The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports as are by law required to be sent to them.  The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board.  The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transactions undertaken as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND OTHER AGENTS

Section 1.              AGENTS, PROCEEDINGS AND EXPENSES.  For the purposes of this Article, “agent” means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes, without limitation, attorneys’ fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(d) of this Article.

Section 2.              ACTIONS OTHER THAN BY THE CORPORATION.  The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3.              ACTIONS BY THE CORPORATION.  The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the corporation and its shareholders.  No indemnification shall be made under this Section 3 for any of the following:

(a)           In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnification for expenses and then only to the extent that the court shall determine;

(b)           Of amounts paid in settling or otherwise disposing of a pending action, without court approval; or

(c)           Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

Section 4.              SUCCESSFUL DEFENSE BY AGENT.  To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

Section 5.              REQUIRED APPROVAL.  Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by the corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by any of the following:

(a)           A majority vote of a quorum consisting of directors who are not parties to the proceeding;

(b)           If a quorum as described in Section 5(a) of this Article is not obtainable, by independent legal counsel in a written opinion;

(c)           Approval by the affirmative vote of a majority of the shares of the corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of holders of a majority of the outstanding shares entitled to vote.  For this purpose, the shares owned by the person to be indemnified shall not be considered entitled to vote thereon; or

(d)           The court in which the proceeding is or was pending, on application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

Section 6.              ADVANCE OF EXPENSES.  Expenses incurred in defending any proceeding may be advanced by the corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article.

Section 7.              OTHER CONTRACTUAL RIGHTS.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Articles of Incorporation of the corporation.  The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person.  Nothing contained in this Article shall affect any right to indemnification to which persons other than directors and officers of the corporation or any subsidiary hereof may be entitled by contract or otherwise.

Section 8.              LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(d), in any circumstances where it appears:

(a)           That it would be inconsistent with a provision of the Articles of Incorporation, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b)           That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 9.              INSURANCE.  The corporation shall, if so authorized by the Board, purchase and maintain insurance on behalf of any agent of the corporation or its subsidiaries selected by the Board in its authorization, or designated in the policy of insurance so purchased, against such liabilities asserted against or incurred by the agent (in his capacity as agent or arising out of his status as such) as may be set forth in such authorization or in such policy of insurance, in each case upon such terms and conditions, and subject to such limitations, as the Board in its sole and absolute discretion determines to be appropriate, its general authorization to purchase or maintain any policy of insurance to conclusively establish that it has determined all of the terms, conditions, and limitations set forth in the policy of insurance in the form so purchased to be appropriate, and the power to purchase and maintain such insurance shall exist regardless of whether the corporation would have the power to indemnify the agent against the insured liabilities under the provision of this Article.  The fact that the corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not render this section inapplicable if either of the following conditions are satisfied:

(a)           such policy is limited to the extent indemnification is required to be limited as provided in paragraph 11 of subdivision (a) of Section 204 of the General Corporation Law;

(b)           (1) the company issuing the insurance policy is organized, licensed and operated in a manner that complies with the insurance laws and regulations applicable to its jurisdiction of organization, (2) the company issuing the policy provides procedures for processing claims that do not permit the company to be subject to the direct control of the corporation, and (3) the policy issued provides for some manner of risk sharing between the issuer and purchaser of the policy, on one hand, and some unaffiliated person or persons, on the other hand, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing that a portion of the coverage furnished will be obtained from some unaffiliated insurer or reinsurer.

Section 10.             FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN.  The provisions of this Article shall not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the corporation as defined in Section 1 of this Article.  Nothing contained in this Article shall limit the power of the corporation, upon and in the event of a determination of the Board, to indemnify any trustee, investment manager or other fiduciary of an employee benefit plan, and the corporation may thereupon indemnify and purchase and maintain insurance on behalf of any such trustee, investment manager or other fiduciary.

ARTICLE VI

RECORDS AND REPORTS; GENERAL MATTERS

Section 1.              MAINTENANCE AND INSPECTION OF SHARE REGISTER.  The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the corporation holding at least 5% in the aggregate of the outstanding voting shares of the corporation (or who hold at least 1% of these voting shares and have filed a Schedule 14A with the U.S. Securities Exchange Commission) may (i) inspect and copy the records of shareholders’ names and addresses and shareholdings during usual business hours on five business days’ prior written demand on the corporation, or (ii) obtain from the transfer agent, if any, for the corporation, on written demand and on the tender of such transfer agent’s usual charges for such list, a list of the shareholders’ names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which the list has been compiled or as of a date specified by the shareholder after the date of demand.  This list shall be made available to any such shareholder by the transfer agent on or before the later of 5 business days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled.  The record of shareholders shall also be open to inspection and copying on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.  Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

Section 2.              MAINTENANCE AND INSPECTION OF BYLAWS.  The corporation shall keep at its principal executive office the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the Bylaws as amended to date.

Section 3.              MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.  The accounting books and records and minutes of proceedings of the shareholders and the Board and any committee or committees of the Board shall be kept at such place or places designated by the Board or, in the absence of such designation, at the principal executive office of the corporation.  The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.  The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.  The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts.  These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

Section 4.              INSPECTION BY DIRECTORS.  Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations.  This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

Section 5.              CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

Section 6.              CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The Board, except as otherwise provided in these Bylaw, may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, subject to the provisions of Section 313 of the General Corporation Law, unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 7.              CERTIFICATES FOR SHARES.  Shares of the corporation’s stock may be certificated or uncertificated, as provided by Section 416 of the General Corporation Law of the State of California.  All certificates of stock of the corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.  They shall exhibit the holder’s name and number of shares and shall be signed by the Chairman or a Vice Chairman or the Chief Executive Officer or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

Section 8.              LOST CERTIFICATES.  Except as provided in this Section 11, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time.  The Board may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on the condition that the holder requesting the replacement certificate provide for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 9.              REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any other person authorized by resolution of the Board or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.  The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by proxy duly executed by these officers.

Section 10.            STOCK PURCHASE PLANS.  The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and, to the extent permitted by law, may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

Section 11.            CONSTRUCTION AND DEFINITIONS.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 12.            SHAREHOLDER RIGHTS PLAN.           The corporation will seek shareholder approval prior to its adoption of a Rights Plan, unless the Board, in the exercise of its fiduciary duties, determines that, under the circumstances existing at the time, it is in the best interests of the corporation and its shareholders to adopt a Rights Plan without delay.  If a Rights Plan is adopted by the Board without prior shareholder approval, such plan must provide that it will expire within one year of adoption unless ratified by the shareholders of the corporation within such one year period.  For purposes of this Section, the term “Rights Plan” refers to any shareholder rights plan or shareholder rights agreement generally referred to as a “poison pill” and designed to make acquisitions of large holdings of the corporation’s shares of stock more expensive.

ARTICLE VII

AMENDMENT

Section 1.              AMENDMENT BY SHAREHOLDERS.  New bylaws may be adopted or these Bylaws may be amended or repealed by the vote of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation set forth the number of authorized directors of the corporation, then the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.

Section 2.              AMENDMENT BY DIRECTORS.  In addition to the rights of the shareholders as provided in Section 1 of this Article VII, bylaws, other than a bylaw or an amendment of a bylaw changing the authorized number of directors (except to fix the authorized number of directors pursuant to a bylaw providing for a variable number of directors), may be adopted, amended or repealed by the board of directors.

As amended and restated June 9, 2008
Article VI amended March 10, 2009